UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2018
________________________________________________________
________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01. Entry into a Material Definitive Agreement.
On March 21, 2018, Platform Specialty Products Corporation ("Platform"), MacDermid, Incorporated ("MacDermid") and certain subsidiaries of Platform, entered into and closed the transactions contemplated by an amendment ("Amendment No. 9") to the Second Amended and Restated Credit Agreement, dated as of August 6, 2014, as amended on October 1, 2014, November 3, 2014, February 13, 2015, December 3, 2015, October 14, 2016, December 6, 2016, April 18, 2017 and October 3, 2017 by and among, inter alios, Platform, MacDermid and certain subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (as amended, the "Credit Agreement"). Amendment No. 9 extended the maturity date of Platform's senior secured revolving facility under the Credit Agreement (the "Revolver") until June 7, 2020, subject to certain conditions, with total commitments of $410 million. Prior to the effective date of Amendment No. 9, the Revolver had a maturity date of June 7, 2019 and a total commitment amount of $485 million. As a result of Amendment No. 9, the Revolver capacity will be $485 million from June 8, 2018 to June 7, 2019 and $410 million from June 8, 2019 to June 7, 2020.
Except as set forth in Amendment No. 9 and above, the other terms of the Revolver remain identical and are otherwise subject to the provisions of the Credit Agreement.
The foregoing descriptions of Amendment No. 9 and the Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of Amendment No. 9, which is attached hereto as Exhibit 10.1, and the Second Amended and Restated Credit Agreement, dated as of August 6, 2014, as amended by Amendments No. 2, 3, 4, 5, 6, 7 and 8, each of which are included herewith as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8 and 10.9, respectively, and all of which are incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION (Registrant)
March 23, 2018 (Date)	/s/ John P. Connolly John P. Connolly Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1
Amendment No. 9, dated March 21, 2018, among, inter alios, Platform, MacDermid, certain subsidiaries of Platform parties thereto, the lenders parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent

10.2
Second Amended and Restated Credit Agreement, dated as of August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform's Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference)

10.3
Amendment No. 2, dated August 6, 2014, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.2 to Platform’s Current Report on Form 8-K filed on August 8, 2014, and incorporated herein by reference)

10.4
Amendment No. 3, dated February 13, 2015, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on February 17, 2015, and incorporated herein by reference)

10.5
Amendment No. 4, dated December 3, 2015, among, inter alios, Platform, MacDermid, the subsidiaries of Platform from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.3 to Platform’s Current Report on Form 8-K filed on December 4, 2015, and incorporated herein by reference)

10.6
Amendment No. 5, dated October 14, 2016, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on October 17, 2016, and incorporated herein by reference)

10.7
Amendment No. 6, dated December 6, 2016, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on December 7, 2016, and incorporated herein by reference)

10.8
Amendment No. 7, dated April 18, 2017, among, inter alios, Platform, MacDermid, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform’s Current Report on Form 8-K filed on April 18, 2017, and incorporated herein by reference)

10.9
Amendment No. 8, dated October 3, 2017, among, inter alios, Platform, MacDermid, MacDermid Holdings, LLC, the subsidiaries of the borrowers from time to time parties thereto, the lenders from time to time parties thereto, and Barclays Bank PLC, as administrative agent and collateral agent (filed as Exhibit 10.1 to Platform's Current Report on Form 8-K filed on October 3, 2017, and incorporated herein by reference)